Exhibit 10.101
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                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT is dated as of the 4th day of June, 2004 (the "Effective Date") by and between STAAR Surgical Company, a Delaware corporation with its principal office at 1911 Walker Avenue, Monrovia, California 91016 (the "Company"), and the several purchasers identified in the attached Exhibit A (individually, a "Purchaser" and collectively, the "Purchasers").

      WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of approximately 2,000,000 shares (the "Shares") of the authorized but unissued shares of common stock, $.01 par value per share, of the Company (the "Common Stock"); and

      WHEREAS, the Purchasers, severally, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

      NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "control" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

     (b) "Agreement" means this Stock Purchase Agreement.

     (c) "Closing Date" means the date of the Closing.

     (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     (e) "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.

     (f) "Operative Agreements" shall mean the Registration Rights Agreement together with this Agreement.

     (g) "Majority Purchasers" shall mean Purchasers which, at any given time, hold greater than fifty percent (50%) of the voting power of the outstanding Shares that have not been resold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act.

     (h) "SEC" shall mean the Securities and Exchange Commission.

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     (i) "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. Purchase and Sale of Shares.

     2.1 Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Closing, the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading "Number of Shares to be Purchased" on Exhibit A hereto, at a purchase price of $6.25 per share. The total purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "Purchase Price" on Exhibit A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Shares shall be $12,500,000.

     2.2 Closing. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP on the second business day after the Company shall have given written notice (the "Closing Notice") to the Purchasers that all of the conditions precedent set forth in Section 5.1 have been satisfied in full or at such other location, date and time as may be agreed upon between the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of such Purchaser, or as otherwise indicated by the Purchaser, representing the number of shares of Common Stock purchased by such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:

     3.1 Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company does not have any material subsidiaries other than those identified in the SEC Documents (as defined below). Except for short-term investments and investments that are not material to the Company, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the SEC Documents. Complete and correct copies of the certificate of incorporation and bylaws of the Company as in effect on the Closing Date have been filed by the Company with the Commission. The Company has all requisite corporate power and authority to carry on its business as now conducted.

     3.2 Capitalization. The authorized capital stock of the Company consists of
(i) 30,000,000 shares of Common Stock, of which approximately 18,400,000 shares are outstanding on the date hereof and (ii) 20,000,000 shares of preferred stock, of which no shares are outstanding on the date hereof. Except for options to purchase Common Stock issued to employees and consultants of the Company,

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there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

     3.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, and the Registration Rights Agreement.

     3.4 Valid Issuance of the Shares. The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as disclosed in the SEC Documents, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time) following the notification of the Company's intent to file the registration statement to be filed by the Company pursuant to Registration Rights Agreement (the "Registration Statement") to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. As of the Closing Date, no further approval or authority of the stockholders or the Board of Directors of the Company shall be required for the issuance and sale of the Shares by the Company, or the filing of the Registration Statement by the Company, as contemplated herein.

     3.5 Financial Statements. The Company has furnished to each Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended January 2, 2004, its audited Balance Sheet as of January 2, 2004, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the quarterly period ended April 2, 2004, and its unaudited Balance Sheet as of April 2, 2004. All such financial statements are hereinafter referred to collectively as the "Financial Statements." The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material. Since April 2, 2004,

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to the Company's knowledge, there has been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company.

     3.6 SEC Documents. The Company has furnished to each Purchaser, a true and complete copy of the Company's Annual Report on Form 10-K for the year ended January 2, 2004, the Company's Quarterly Report on Form 10-Q for the three months ended April 2, 2004, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing May 12, 2004 and ending on the date hereof. The Company will, promptly upon the filing thereof, also furnish to each Purchaser all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.6 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document.

     3.7 Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date.

     3.8 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or By-laws of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

     3.9 Brokers or Finders. Except for Pacific Growth Equities, LLC, the Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and, except for certain fees and expenses payable by the Company to Pacific Growth Equities, LLC, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.10 Nasdaq National Market. The Common Stock is listed on the Nasdaq National Market, and there are no proceedings to revoke or suspend such listing.

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     3.11 Absence of Litigation. There is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any governmental body against the Company and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a material adverse effect on the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.

     4. Representations and Warranties of the Purchasers. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:

     4.1 Authorization. All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite corporate power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement. Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares for an indefinite period of time. The Purchaser acknowledges that Pacific Growth Equities, LLC (the "Placement Agent") has made no representations or warranties regarding the Company; the Purchaser agrees that neither the Placement Agent nor any of its controlling persons, affiliates, directors, officers, employees or consultants shall have any liability to the Purchaser or any person asserting claims on behalf of or in right of the Purchaser for any losses, claims, damages, liabilities or expenses arising out of or relating to this Agreement or the Purchaser's purchase of Shares.

     4.2 Purchase Entirely for Own Account. Such Purchaser is acquiring the Shares being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act. Such Purchaser has not entered into an agreement or understanding with any other party to resell or distribute such shares.

     4.3 Investor Status; Etc. Such Purchaser certifies and represents to the Company that at the time such Purchaser acquires any of the Shares, such Purchaser will be an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage

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of development so as to be able to evaluate the risks and merits of its investment in the Company.

     4.4 Confidential Information. Each Purchaser understands that any information provided to such Purchaser by the Company is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use in connection with its investment decision regarding the Shares. Such Purchaser agrees to use such information for the sole purpose of evaluating a possible investment in the Shares and such Purchaser hereby acknowledges that it is prohibited from reproducing or distributing such information, the Operative Agreements, or any other offering materials, in whole or in part, or divulging or discussing any of their contents except for use internally and by its legal counsel and except as required by law or legal process. Further, such Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential until such time as the Company makes public announcement of the sale of Shares. Such Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, such Purchaser hereby acknowledges that unauthorized public disclosure of information regarding this offering may cause the Company to violate Regulation FD.

     4.5 Shares Not Registered. Such Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

     4.6 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any material agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

     4.7 Brokers. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

     4.8 Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

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     4.9 No Intent to Effect a Change of Control. Such Purchaser has no present intent to consummate a "change of control" of the Company, as such term is understood in Rule 13d of the Exchange Act.

     5. Conditions Precedent.

     5.1 Conditions to the Obligation of the Purchasers to Consummate the Closing. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

     (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

     (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

     (c) The Company shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

     (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

     (e) The purchase of and payment for the Shares by the Purchasers shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

     (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser, the Purchasers shall have received an opinion of legal counsel to the Company substantially in the form of Exhibit B attached hereto, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser may have reasonably requested in connection with such transactions.

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     (g) The certificate representing the Shares to be purchased by such
Purchaser shall be available for inspection or a copy thereof shall be delivered by telefacsimile.

     5.2 Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

     (a) The representations and warranties contained herein of such Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

     (b) This Agreement and the Registration Rights Agreement shall have been executed and delivered by each Purchaser.

     (c) The Purchasers shall have performed all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

     (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

     (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

     (f) Each of the Purchasers shall have executed and delivered to the Company a Purchaser's Questionnaire, in the form attached hereto as Exhibit C, pursuant to which each such Purchaser shall provide information necessary to confirm each such Purchaser's status as an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act) and to enable the Company to comply with the Registration Rights Agreement.

     (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all

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documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

     6. Transfer, Legends.

     6.1 Securities Law Transfer Restrictions.

     (a) Each Purchaser understands that, except as provided in the Registration Rights Agreement, the Shares have not been registered under the Securities Act or any state securities laws, and each purchaser agrees that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Shares nor will such Purchaser engage in any hedging or other transaction which is designed to or could be reasonably expected to lead to or result in a Disposition of Shares by such Purchaser or any other person or entity unless (a) the Shares are registered under the Securities Act, or (b) such Purchaser shall have delivered to the Company an opinion of counsel in form, substance and scope reasonably acceptable to the Company, to the effect that registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom. In that connection, such Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby. Such Purchaser acknowledges and agrees that no sales of the Shares may be made under the Registration Statement and that the Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix I hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that (A) the shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement of delivering a current prospectus has been satisfied. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

     (b) Each Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of Shares, in any jurisdiction outside of the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

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     (c) Each Purchaser hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of the Operative Agreements and with all applicable securities laws and regulations, and such Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transference except in accordance therewith. Each Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the Registration Statement, until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such Prospectus.

     6.2 Legends.

     (a) Each certificate representing any of the Shares shall be endorsed with the legends set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     (b) After the earlier of (i) the effectiveness of the Registration Statement and receipt by the Company of a Purchaser's written confirmation that such Shares will not be disposed of except in compliance with the prospectus delivery requirements of the Securities Act or (ii) Rule 144(k) under the Securities Act becoming available for use by a Purchaser, the Company shall, upon such Purchaser's written request, promptly cause certificates evidencing the Purchaser's Shares to be replaced with certificates that do not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to a Purchaser within three (3) business days following submission by that Purchaser of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Purchaser for liquidated damages in an amount equal to 1% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period or portion thereof (on a pro rata basis following the first such thirty (30) day period) beyond such three (3) business day period that the unlegended certificates have not been so delivered. The Company's obligation to issue unlegended certificates pursuant to this Paragraph 6.2(b) shall be excused if (i) the SEC promulgates any rule or

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interpretation expressly prohibiting removal of legends in such circumstances;
(ii) the SEC or other regulatory authority instructs the Company or its transfer agent not to remove such legends, or (iii) the SEC makes it a condition to the effectiveness of the Registration Statement that the Company continue to keep such legends in place.

     (c) Notwithstanding the removal of legends as provided in Paragraph 6.2(b), until a Purchaser's Shares are sold pursuant to the Registration Statement or Rule 144(k) becomes available for use by the Purchaser, the Purchaser shall continue to hold such shares in the form of a definitive stock certificate and shall not hold the shares in street name or in book-entry form with a securities depository.

     7. Termination; Liabilities Consequent Thereon. This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

     (a) by the Purchasers, upon notice to the Company if the conditions set forth in Section 5.1 shall not have been satisfied on or prior to ________ __; or

     (b) by the Company, upon notice to the Purchasers if the conditions set forth in Section 5.2 shall not have been satisfied on or prior to _______ __; or

     (c) at any time by mutual agreement of the Company and the Purchasers; or

     (d) by the Purchasers, if there has been any breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by each Purchaser that, in the case of any representation or warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7(d) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by the Company); or

     (e) by the Company, if there has been any breach of any representation, warranty or any material breach of any covenant of any Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7(e) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by such Purchaser).

     Any termination pursuant to this Section 7 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

     8. Miscellaneous Provisions.

     8.1 Public Statements or Releases. None of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section
8.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

     8.2 Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

     8.3 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

     8.4 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     8.5 Notices.

     (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

     (b) All correspondence to the Company shall be addressed as follows:

                  STAAR Surgical Company
                  1911 Walker Avenue
                  Monrovia, California  91016
                  Attention:  John Bily
                              Chief Financial Officer
                  Facsimile:  (626) 303-0895
            with a copy to:

                  Sheppard Mullin Richter & Hampton LLP
                  333 South Hope Street, 48th Floor
                  Los Angeles, California  90071-1448
                  Attention:        Peter M. Menard, Esq.
                  Facsimile:  (213) 620-1398

     (c) All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in Exhibit A.

     (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     8.6 Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

     8.7 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

     8.8 Governing Law; Injunctive Relief.

     (a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of California and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

     (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

     8.9 Amendments. This Agreement may not be amended or modified except pursuant to an instrument in writing signed by the Company and the Majority Purchasers.

     8.10 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     8.11 Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

     8.12 Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party, provided, however, that a Purchaser may assign its rights hereunder with respect to any Shares transferred to a "Qualified Holder" pursuant to and in compliance with Section 13 of the Registration Rights Agreement, and may designate such Qualified Holder to perform the duties of the Purchaser hereunder with respect to such transferred Shares; provided further that irrespective of such transfer and designation the Purchaser shall remain obligated hereunder with respect to all of such Purchaser's purchased Shares. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

     8.13 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

     8.14 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Purchasers.

      IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

                                    STAAR SURGICAL COMPANY

                                    By: /s/ John Bily
                                         _____________________________
                                        Name:  John Bily
                                        Title: Chief Financial Officer

THE PURCHASER'S SIGNATURE TO THE INVESTOR QUESTIONNAIRE DATED EVEN DATE HEREWITH SHALL CONSTITUTE THE PURCHASER'S SIGNATURE TO THIS STOCK PURCHASE AGREEMENT.

                                    Exhibit A
                                    ---------

                                   PURCHASERS

--------------------------------------------------------------------------------
                                        Number of
           Purchaser             Shares to be Purchased      Purchase Price
--------------------------------------------------------------------------------
Andesite Management, L.P.                     50,000              $937,500.00
--------------------------------------------------------------------------------
Colonial Fund LLC                            150,000              $937,500.00
--------------------------------------------------------------------------------
Domain Public Equity Partners, L.P.          100,000              $625,000.00
--------------------------------------------------------------------------------
Fortis L Fund Equity Pharma World             93,750              $585,937.50
--------------------------------------------------------------------------------
Fortis L Fund Opportunity World               31,250              $195,312.50
--------------------------------------------------------------------------------
Heartland Group, Inc.                        300,000            $1,875,000.00
--------------------------------------------------------------------------------
ProMed Offshore Fund, Ltd.                    11,490               $71,812.50
--------------------------------------------------------------------------------
ProMed Partners, L.P.                         71,260              $445,375.00
--------------------------------------------------------------------------------
ProMed Partners II, L.P.                      17,250              $107,812.50
--------------------------------------------------------------------------------
Sagitta Asset Management Ltd.                 50,000              $312,500.00
--------------------------------------------------------------------------------
SF Capital Partners, Ltd.                     50,000              $312,500.00
--------------------------------------------------------------------------------
Special Situations Cayman Fund L.P.          480,000            $3,000,000.00
--------------------------------------------------------------------------------
Special Situations Fund III, L.P.            144,000              $900,000.00
--------------------------------------------------------------------------------
Special Situations Private Equity Fund, L.P. 176,000            $1,100,000.00
--------------------------------------------------------------------------------
Ursus Capital, L.P.                           30,200              $188,750.00
--------------------------------------------------------------------------------
Ursus Offshore, Ltd.                          19,800              $123,750.00
--------------------------------------------------------------------------------
Zeke, LP                                     225,000            $1,406,250.00
--------------------------------------------------------------------------------






                                       A

                                    Exhibit B
                                    ---------


June ___, 2004



Purchasers of Common Stock
of STAAR Surgical Company Listed on
Exhibit A to the Stock Purchase Agreement

    Re:   Stock Purchase Agreement dated as of June __, 2004 among
          STAAR Surgical Company and the Purchasers Listed on Exhibit A thereto
          ---------------------------------------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel for STAAR Surgical Company, a Delaware corporation (the "Company"), in connection with the sale by the Company to you of 1,700,000 shares of the Company's Common Stock (the "Shares") pursuant to the Stock Purchase Agreement (the "Purchase Agreement") dated as of June __, 2004 among the Company and the persons listed on Exhibit A attached thereto (the "Purchasers"). Unless defined herein, capitalized terms have the meanings given them in the Purchase Agreement. The Purchase Agreement and the Registration Rights Agreement, as defined therein, are referred to herein as the "Agreements."

            As to matters of fact, in the absence of actual knowledge to the contrary, we are relying upon the representations and warranties of all parties contained in the Agreements and the Certificate of the Company and Certificate of the Chief Financial Officer attached hereto ("Opinion Certificates") and upon certificates and statements of government officials, all without independent verification. In addition, we examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination, we assumed that the signatures on documents and instruments examined by us are authentic, that each is complete and what it purports to be, that all documents and instruments submitted to us as copies or facsimiles conform with the originals, and that the documents and instruments submitted to us have not been amended or modified since the date submitted.

            In our examination of documents, we further assumed (i) that each person or entity entering into such documents (other than the Company in connection with the Agreements) had the power, legal competence and capacity to enter into and perform all of such party's obligations thereunder, (ii) the due authorization, execution and delivery by each party (other than the due authorization, execution and delivery of the Agreements by the Company), (iii) the enforceability and binding nature of the obligations of the parties to such documents (other than as to the enforceability against, and the binding nature upon, the Company of the Agreements), (iv) that there is no fact or circumstance relating to any party that might prevent the Purchasers from enforcing any of the rights provided for in the Agreements, (v) performance on or before the Closing by all parties of their obligations under the Agreements to be performed on or before the Closing and (vi) no action has been taken or event occurred which amends, revokes, terminates or renders invalid any of the documents, records, consents or resolutions which we have reviewed since the date of the certificates we relied upon in rendering this opinion. We also assumed that there are no extrinsic agreements or understandings among the parties to the Agreements or Contractual Obligations (as defined below) that would modify or interpret the terms of the Agreements or contracts expressly identified on Schedule A hereto or the respective rights or obligations of the parties thereunder.

            As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact refers to the current actual knowledge of any attorney within the firm who has participated in the transactions covered by this opinion. Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the accuracy or completeness of such statement (including without limitation any examination of any documents in our files or otherwise made available to us by the Company), and no inference as to the accuracy or completeness of such statement should be drawn from our representation of the Company or our rendering the opinions set forth below.

            Based upon and subject to the foregoing and the qualifications and limitations set forth below, and except as set forth in the Agreements, it is our opinion that:

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own and lease its properties and to conduct its business as described in the SEC Documents, except as would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole. The Company is qualified to do business as a foreign corporation in the state of California.

            (b) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements.

            (c) The Agreements have been duly authorized by all necessary corporate action on the part of the Company.

            (d) The Agreements constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. Each of the Agreements has been duly executed and delivered by the Company.

            (e) The Shares to be issued on the date hereof, when issued in compliance with the provisions of the Purchase Agreement, including without limitation payment in full of the consideration therefor, will be duly authorized, validly issued, fully paid and nonassessable.

            (f) The execution, delivery and performance of the Agreements by the Company and the consummation of the transactions contemplated thereby have not resulted in and will not result in (i) a violation of the Company's Certificate of Incorporation or Bylaws, (ii) a material violation of the Delaware General Corporation Law or any United States Federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company, (iii) a violation of any judgment, order or decree specifically identified in the SEC Documents, or (iv) a default by the Company or any of its subsidiaries under any of the contracts expressly identified on Schedule A hereto, except as would not have a material adverse effect upon the Company and its subsidiaries taken as a whole.

            (g) No consent, approval or authorization of or designation, declaration or filing with, any United States federal, Delaware corporate or California governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of the Agreements, or the offer, sale or issuance of the Shares, other than such as have been made or obtained, and except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

            (h) Based in part upon the representations made in the Agreements and made by Pacific Growth Equities, LLC in its engagement letter with the Company, the offer, sale and issuance of the Shares to be issued in conformity with the terms of the Agreements constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

            In addition, to our knowledge, except as disclosed in the SEC Documents, there is no action, suit, proceeding or investigation pending or threatened against the Company that (i) questions the validity of the Agreements or the right of the Company to enter into the Agreements or (ii) if determined adversely, would be likely to result in a material adverse change in the financial condition or business of the Company and its subsidiaries taken as a whole. Please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company nor have we undertaken any other inquiry whatsoever.

            In rendering the opinion set forth in paragraph (a) above as to the good standing of the Company and as to its qualification to do business in California, we relied exclusively on certificates of public officials.

            With regard to the opinion set forth in paragraph (d) above regarding enforceability, we note that whenever an opinion herein states that an agreement is a "valid and binding obligation" of a party "enforceable in accordance with its terms," such statement shall mean that, subject to the qualifications and limitations set forth herein, (i) an effective contract has been formed under California law, (ii) the entire agreement is not invalid by reason of a specific statutory prohibition or the public policy of the State of California, (iii) contractual defenses to the entire agreement are not available and (iv) some remedy is available if a party to the agreement does not materially comply with its terms. This does not imply that any particular type of remedy is available.

            Our opinion set forth in paragraph (d) is further qualified by, and subject to, and we render no opinion with respect to, the following:

            1. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent transfers, preferential transfers and distributions and equitable subordination;

            2. Limitations imposed by general principles of equity upon the availability of equitable remedies for the enforcement of provisions of the Agreements, whether considered in a proceeding at law or in equity, and by the effect of judicial decisions holding that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

            3. The effect of Section 1670.5 of the California Civil Code or any other California law, United States federal or Delaware law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy;

            4. The enforceability of provisions of the Agreements expressly, or by implication, waiving or relinquishing broadly or vaguely stated rights or unknown future rights or defenses, or waiving defenses to obligations or rights granted by law (whether substantive or procedural) or waiving rights to damages, or the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly permits the waiver of such rights;

            5. The enforceability of any provision of any Agreement purporting to (a) waive rights to trial by jury, service of process or objections to venue or jurisdiction in connection with any litigation arising out of or pertaining to the Agreements, (b) exclude conflict of law principles under California law,
(c) establish particular courts as the forum for the adjudication of any controversy relating to the Agreements, (d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Agreements, (e) establish evidentiary standards or make determinations conclusive or (f) provide for arbitration of disputes;

            6. The effect of judicial decisions, which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Agreements;

            7. The enforceability of any provisions of the Agreements providing that (a) rights or remedies are or are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, (e) liquidated damages are to be paid upon the breach of any Agreements or (f) the failure to exercise, or any delay in exercising, rights or remedies available under the Agreements will not operate as a waiver of any such right or remedy;

            8. The enforceability of any attorneys' fees, severability, reimbursement, indemnification or contribution provisions;

            9. Any provision of the Agreements requiring written amendments or waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply. We note that a requirement that provisions of the Agreements may only be amended or waived in writing may not be binding or enforceable if an oral agreement has been created modifying such provision or an implied agreement by trade practice or course of conduct has given rise to an amendment or waiver; and

            10. The validity, binding effect or enforceability of the Agreements to the extent that an arbitrator's decision may be contrary to the law or the facts and not subject to reversal.

            In rendering the opinion set forth in paragraph (f) above relating to those contracts which are expressly identified on Schedule A attached hereto, we have assumed that the governing law (exclusive of California laws relating to conflicts of laws) of each such contract is California. We have not, however, reviewed the covenants in the contracts that contain financial ratios and other similar financial restrictions, and no opinion is provided with respect thereto. We also do not express any opinion on parol evidence bearing on interpretation or construction of such contracts or on any oral modifications to such contracts made by the parties thereto.

            In rendering the opinion set forth in paragraph (f) above relating to violations of United States federal or Delaware corporate laws, rules or regulations applicable to the Company, we have not conducted any investigation into the types of businesses and activities in which the Company engages or the manner in which the Company conducts its businesses. We have not conducted any special investigation of laws, statutes, rules or regulations and our investigation of and our opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Agreements. We have assumed that no party to the Agreements will in the future take any discretionary action (including a decision not to act permitted by the Agreements) that would cause the performance of the Agreements to violate the Delaware General Corporate Law or any California or federal statute, rule or regulation; constitute a violation or breach of or default under any of the Contractual Obligations; or require an order, consent, permit or approval to be obtained from a California or federal government authority.

            In rendering the opinion set forth in paragraphs (g) and (h) regarding securities exemptions, we have assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Shares by means of any general solicitation or publication of any advertisement therefor.

            In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

            1. We express no opinion as to compliance with any federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

            2. We assumed (a) the accuracy and completeness of the representations and warranties of the Purchasers set forth in the Agreements and
(b) the validity of any wire transfers, drafts or checks tendered by the Purchasers.

            3. We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities, including without limitation the accuracy and completeness of the information provided by the Company to the Purchasers in connection with the offer and sale of the Shares.

            4. We express no opinion as to whether the members of the Company's Board of Directors have complied with their fiduciary duties in connection with the authorization and performance of the Agreements.

            5. We assumed that the actions of the Company and its officers, directors and stockholders comply with the provisions of Section 144 of the General Corporation Law of the State of Delaware.

            6. We express no opinion as to matters governed by any laws other than the laws of the State of California, the corporate law of the State of Delaware or the federal law of the United States of America. We express no opinion as to the laws of any other jurisdiction nor as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion as to whether the laws of any jurisdiction are applicable to the Agreements or the transactions contemplated thereby.

            7. We express no opinion as to matters governed by federal and state laws and regulations governing: usury; securities (except with respect to the transactions contemplated by the Agreements); broker-dealers, investment companies, and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation; or patents, copyrights, trademarks, trade names and other intellectual property rights.

            This Opinion is qualified to the extent, and is rendered and delivered on the express condition and assumption, that no counsel for the addressee has expressed or reached opinions which are contrary to the opinions set forth in this letter.

            This opinion is rendered as of the date first written above solely for your benefit in connection with the Purchase Agreement and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

                                    Very truly yours,

                                   SCHEDULE A

                                    Contracts

                                    Exhibit C

                                     FORM OF
                             INVESTOR QUESTIONNAIRE

INSTRUCTIONS
------------

      The purpose of this Questionnaire is to determine whether you meet the investor suitability standards imposed by Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and generally to assist STAAR Surgical Company (the "Company") in complying with the requirements of the Act and any applicable state securities laws. The securities being offered have not been, and will not be, registered under the Act and are being sold in reliance upon an exemption from the registration requirements of the Act and exemptions from applicable state securities laws. The information furnished herein will be relied upon in connection with the offering and sale of securities in compliance with the aforesaid exemption. Please direct any questions regarding this Questionnaire by facsimile to Peter M. Menard, Esq. at Sheppard, Mullin, Richter & Hampton LLP at (213) 620-1398.

All information supplied will be treated in confidence, except that this Investor Questionnaire may be provided to such parties as deemed appropriate or necessary to establish the availability of an exemption from registration under the Act and under state securities laws.

              PLEASE COMPLETE, SIGN, AND DATE THIS QUESTIONNAIRE
                       AND RETURN IT TO THE ATTENTION OF:
                              Peter M. Menard, Esq.
                   Sheppard, Mullin, Richter & Hampton LLP
                        333 South Hope Street, 48th Floor
                           Los Angeles, CA 90071-1448

  A prepaid federal express envelope has been enclosed for your convenience.


PLEASE ANSWER EACH QUESTION. (Please print or type.) If the answer to any question is "None" or "Not Applicable," please so state.

Name of Investor:
                   -----------------------------------------

Citizenship:
              ----------------------------------------------

Residence Address:
                    ----------------------------------

Social Security Number or
Tax Identification Number:
                            --------------------------

Occupation or Business:
                         -----------------------------------

Business Address:
                        ------------------------------------

9. Individuals please respond to the following questions by placing an "X" next to the appropriate answer.

      9.1 Did your individual income without regard to that of your spouse exceed $200,000 in the last two full calendar years, and do you reasonably expect such individual income to exceed $200,000 in the current year? For the purpose of this question, income includes earned income, as well as other items of ordinary income, such as dividends, interest, and royalties, but excludes capital gains.

           Yes ___       No ___

      9.2 Did your joint income with your spouse exceed $300,000 in the last two full calendar years, and do you reasonably expect such joint income to exceed $300,000 in the current year? For the purpose of this question, income includes earned income, as well as other items of ordinary income, such as dividends, interest, and royalties, but excludes capital gains.

           Yes ____       No ____

      9.3 Does your net worth or joint net worth with that of your spouse exceed $1,000,000?

           Yes ____       No ____

      9.4 Are you a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934?

           Yes ____       No ____

      9.5 Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

           ------------------------------------------------------------------

           ------------------------------------------------------------------

      9.6  Are you a director or executive officer of the Company?

           Yes ____       No ____

10. Corporations, partnerships, and investors other than individuals, please answer the following questions:

      10.1 Under the laws of what jurisdiction were you formed? _______________

      10.2 Were you formed for the purpose of investing in the securities being offered?

           Yes ____       No ____

      10.3 Are you a national bank or a banking institution organized under the laws of any state or any territory of the United States or the District of Columbia?

           Yes ____       No ____

      10.4 Are you a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution, which is supervised and examined by any state or federal authority having supervision over such institution?

           Yes ____       No ____

      10.5 Are you a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934?

           Yes ____       No ____

      10.6 Are you a company (i) whose primary and predominant business is underwriting insurance and subject to the supervision by a regulatory agency under the laws of any state or territory, or (ii) registered as an investment company under the Investment Company Act of 1940, or
           (iii) a Small Business Investment Company licensed by the U.S. Small Business Administration ("SBIC")?

           Yes ____       No ____

      10.7 Are you a "business development company" within the meaning of the Investment Company Act of 1940 or the Investment Advisers Act of 1940?

           Yes ____       No ____

      10.8 Are you an employee benefit plan under the Employee Retirement Income Security Act of 1974 (a "Plan") with assets in excess of $5,000,000?

           Yes ____       No ____

           If you are such a Plan, but if the Plan's total assets do not exceed $5,000,000, are investment decisions for the Plan made by a bank, savings and loan association, insurance company or registered investment adviser acting as fiduciary? (If yes, please specify the name of the fiduciary.)

           Yes ____       No ____

           Name of Fiduciary: ________________

           If you are a self-directed Plan, but if the Plan's total assets do not exceed $5,000,000, are investment decisions made solely by persons or entities that can answer yes to one or more of the questions under paragraphs (a) - (d) of Item 1, or (c) - (k) under this Item 2? (If yes, please specify the applicable Item and Paragraph.)

           Yes ____       No ____

           Item and Paragraph: ______________

      10.9 Are you (A)(i) a tax exempt organization which is qualified under
           Section 501(c)(3) of the Internal Revenue Code of 1986 as amended, or
           (ii) a corporation, or (iii) a Massachusetts or similar business trust, or (iv) partnership, not formed for the specific purpose of acquiring the securities offered, and (B) which has assets in excess of $5,000,000?

           Yes ____       No ____

     10.10 Are you a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment?

           Yes ____       No ____

           If yes, please attach a memorandum describing such person's educational background, professional memberships or licenses, current employment, principal business and professional activities during the last five years, and experience as an investor in securities. Include any additional information evidencing that such person has sufficient knowledge and experience in financial matters that such person would be capable of evaluating the merits and risks of investing in the securities being offered.

     10.11 Are you an entity in which all of the equity owners are persons who are either (i) entities described in paragraphs (c) through (j) above; (ii) individuals whose net worth, or joint net worth with their spouses, exceeds $1,000,000; (iii) individuals whose income without regard to that of their spouses exceeded $200,000, or whose joint income with their spouses exceeded $300,000, in each of the last two years and who reasonably expect such individual income to exceed $200,000 or such joint income to exceed $300,000 this year; or
           (iv) individuals who are brokers or dealers registered pursuant to
           Section 15 of the Securities Exchange Act of 1934?

           Yes ____       No ____

           If an equity owner is an entity described in paragraphs (h) or (j) under this Item 2, please provide the information required by such paragraph.

     10.12 Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) the state(s), if any, in which you are incorporated or otherwise organized, and (iii) the state(s), if any, in which you still pay income taxes:

           -----------------------------
           -----------------------------
           -----------------------------

      The undersigned hereby represents that all the information supplied herein is true, correct and complete as of the date hereof. The undersigned agrees to notify John Bily, Chief Financial Officer of the Company, immediately of any material change in the foregoing answers. In connection with his, her or its purchase of securities, the undersigned hereby further represents, warrants and certifies as follows:

            (a) That the undersigned has adequate means of providing for his, her or its current needs and personal contingencies, that the undersigned has no need now, and anticipate no need in the foreseeable future, to sell the securities, and the undersigned currently has sufficient financial liquidity to afford a complete loss of my investment in the Company.

            (b) That the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth and the investment of the undersigned in the securities will not cause such overall commitment to become excessive.

            (c) That all information which the undersigned has provided (or will provide) concerning the undersigned and its financial position, is correct and complete as of the date set forth below (or will be correct and complete as of the date when provided) and, if there should be any material change in such information prior to the undersigned having made its investment in the Company, the undersigned will immediately provide such information to the Company.

            (d) That the undersigned has received and carefully reviewed descriptive materials relating to the Company and any other materials relating thereto that the undersigned has requested.

            (e) That the undersigned has had an opportunity to ask questions of and receive answers from the authorized representatives of the Company, and to review any relevant documents and records concerning the business of the Company and the terms and conditions of this investment, and that any such questions have been answered to the undersigned's full satisfaction.

            (f) That no person or entity, other than the Company or its authorized representatives, has offered the securities to the undersigned.

            (g) That the undersigned has such knowledge and experience in financial and business matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Company, or the undersigned or the undersigned's financial and investment advisors together have such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

            (h) That the securities for which the undersigned is completing this Investor Questionnaire will be acquired for the undersigned's own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the Securities Act of 1933, as amended (the "Act"), and the undersigned does not presently have any reason to anticipate any change in my circumstances or other particular occasion or event which would cause the undersigned has to sell such securities. The undersigned has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the securities which the undersigned is acquiring, or any interest therein, and have no present plans to enter into the same.

            (i) That it has been called to the undersigned's attention in connection with an investment in the Company that such investment is speculative in nature and involves a high degree of risk.

            (j) That the undersigned understand that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the securities.

11. The undersigned represents that, except as set forth below, (a) he, she or it has had no position, office or other material relationship within the past three years with the Company or persons known to the
      undersigned   to  be   affiliates  of  the  Company,   (b) neither   the
      undersigned, nor any group of which the undersigned is a member or to which the undersigned is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) the undersigned is not, and has no direct or indirect affiliation or association with, an NASD member as of the date hereof.

      Exceptions to this paragraph 3:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

The undersigned understands and acknowledges that the undersigned's signature to this Investor Questionnaire shall constitute the undersigned's signature page to the Stock Purchase Agreement and the Registration Rights Agreements, and if accepted by the Company, will constitute a legally binding obligation of the undersigned; provided, however, if the Company does not accept the following signature page, the following signature page shall be void.

                         Signature Page For The Investor
                   Questionnaire, Stock Purchase Agreement
                        And Registration Rights Agreement

      The undersigned Purchaser hereby executes the Investor Questionnaire, Stock Purchase Agreement and the Registration Rights Agreement with Staar Surgical Company (the "Company") and hereby authorizes this signature page to be attached to a counterpart of such documents executed by a duly authorized officer of the Company.


Number of Shares
to be Purchased: _____________  _______________________________________________

                                 Name of Purchaser
                                 (PLEASE TYPE OR PRINT)

U.S. Taxpayer ID No., if any:
                                 By:   _________________________________________
______________________________   Name (print)  _________________________________
                                 Title:  _______________________________________
                                 Address:  _____________________________________

Please set out below your registration requirements. If shares are to be registered in the name of more than one entity, provide the information requested below for each entity. (Please use multiple pages, one for each entity.)

Name in which Shares
are to be registered:  _______________________________________________________

Number of Shares to
be purchased:  _______________________________________________________________

Address of registered holder
(if different from above):____________________________________________________

                          ____________________________________________________

Number of Shares of the Company's
Common Stock currently held by the above named entity:  ______________________

Contact name and telephone
number regarding settlement
and registration:       ______________________________________________________
                        Name

                        ______________________________________________________
                        Telephone Number

Certificate Delivery Instructions

Exact address Certificates are to be physically delivered to:

                        ______________________________________________________
                        ______________________________________________________
                        ______________________________________________________
                        ______________________________________________________

Contact at delivery address: ___________________________ Phone: ______________

                                   APPENDIX I
                                   ----------

                  PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                  ------------------------------------------


--------------------------------------------------------------------------------
Attention:    STAAR Surgical Company
              Chief Financial Officer
--------------------------------------------------------------------------------


      The undersigned, [an officer of, or other person duly authorized by] ___________________________________________________________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the Shares evidenced by the attached certificate, and as such, sold such shares on _____________________ in accordance with [date] Registration Statement number ________________________ [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

      Name of Purchaser
      (Individual or Institution): ___________________________

      Name of Individual
      Representing Purchaser
      (if an institution):         ___________________________

      Title of Individual
      Representing Purchaser
      (if an institution):         ___________________________

Signature by:


      Individual Purchaser
      or Individual Representing
      Purchaser:                   ___________________________





                                       I